SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                FORM 8-K


                             CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                             Date of Report:
                     (Date of earliest event reported)
                            December 21, 1994



                       CITIZENS UTILITIES COMPANY
              (Exact name of registrant as specified in charter)



Delaware                           0-1291                       06-0619596
(State or other jurisdiction    (Commission File Number)    (IRS Employer
      of incorporation)                               Identification No.)



High Ridge Park, P.O. Box 3801,  Stamford, Connecticut        06905
       (Address of principal executive offices)              (Zip code)



                                (203) 329-8800
             (Registrant's telephone number, including area code)



                          No change since last report
      (Former name or former address, if changed since last report)
Item 5.   Other Events

          On October 1, 1994, the Registrant issued this Fourth Supplemental Indenture, supplemental to the Indenture dated as of August 15, 1991 between Citizens Utilities Company and Chemical Bank (Trustee), a copy of which is filed herewith as Exhibit 4.100.7 and
          incorporated herein by reference in its entirety.


                               SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            CITIZENS UTILITIES COMPANY
                                               (Registrant)




Date:  December 21, 1994                       By:/s/   Livingston E. Ross
                                               ---------------------------
                                               Vice President and Controller